UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act OF 1934

Date of Report (Date of earliest event reported): May 16, 2017
_____________________

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in its Charter)
_____________________

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-05805	13-2624428
(Commission File Number)	(I.R.S. Employer Identification No.)

270 Park Avenue, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 270-6000
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)	Registrant held its Annual Meeting of Shareholders on Tuesday, May 16, 2017; 3,150,546,562 shares were represented in person or by proxy, or 88.55% of the total shares outstanding.

(b)	The results of shareholder voting on the proposals presented were as follows:

MANAGEMENT PROPOSALS:
Proposal 1- Shareholders elected the 12 director nominees named in the Proxy Statement. All director nominees received at least 95% of the votes cast.

Name	For	Against	Abstain	Broker Non-Votes
Linda B. Bammann	2,721,886,334	21,428,972	5,069,622	402,161,634
James A. Bell	2,706,737,374	36,252,497	5,395,057	402,161,634
Crandall C. Bowles	2,713,777,243	28,961,384	5,646,301	402,161,634
Stephen B. Burke	2,668,955,822	74,001,954	5,427,152	402,161,634
Todd A. Combs	2,722,835,384	19,999,379	5,550,165	402,161,634
James S. Crown	2,697,153,511	45,858,482	5,372,935	402,161,634
James Dimon	2,622,335,603	111,035,333	15,013,992	402,161,634
Timothy P. Flynn	2,712,852,875	30,021,402	5,510,651	402,161,634
Laban P. Jackson, Jr.	2,678,987,451	63,870,710	5,526,767	402,161,634
Michael A. Neal	2,733,235,397	9,725,724	5,423,807	402,161,634
Lee R. Raymond	2,641,828,266	98,536,664	8,019,998	402,161,634
William C. Weldon	2,656,986,678	82,891,680	8,506,570	402,161,634

Proposal 2 - Shareholders approved the Advisory Resolution to Approve Executive Compensation

For	Against	Abstain	Broker Non-Votes
2,539,997,877	187,204,486	21,182,565	402,161,634
92.42%	6.81%	0.77%

Proposal 3 - Shareholders ratified the appointment of PricewaterhouseCoopers LLP as Registrant’s Independent Registered Public Accounting Firm for 2017

For	Against	Abstain	Broker Non-Votes
3,080,490,997	62,903,713	7,151,852	0
97.77%	2.00%	0.23%

Proposal 4 - Shareholders indicated a preference for an Annual Advisory Vote on Executive Compensation

One	Two	Three	Abstain	Broker Non-Votes
2,609,772,372	51,181,321	79,750,121	7,681,114	402,161,634
94.96%	1.86%	2.90%	0.28%

SHAREHOLDER PROPOSALS:

Proposal 5 - Shareholders did not approve the proposal on Independent Board Chairman

For	Against	Abstain	Broker Non-Votes
915,038,143	1,718,356,722	114,990,063	402,161,634
33.29%	62.52%	4.19%

Proposal 6 - Shareholders did not approve the proposal on Vesting for Government Service

For	Against	Abstain	Broker Non-Votes
727,829,025	1,991,878,074	28,677,829	402,161,634
26.48%	72.48%	1.04%

Proposal 7 - Shareholders did not approve the proposal on Clawback Amendment

For	Against	Abstain	Broker Non-Votes
106,334,243	2,626,041,011	16,009,674	402,161,634
3.87%	95.55%	0.58%

Proposal 8 - Shareholders did not approve the proposal on Gender Pay Equity

For	Against	Abstain	Broker Non-Votes
408,604,154	2,216,761,594	123,019,180	402,161,634
14.87%	80.66%	4.47%

Proposal 9 - Shareholders did not approve the proposal on How Votes are Counted

For	Against	Abstain	Broker Non-Votes
233,075,872	2,499,688,243	15,620,813	402,161,634
8.48%	90.95%	0.57%

Proposal 10 - Shareholders did not approve the proposal on Special Shareowner Meetings

For	Against	Abstain	Broker Non-Votes
1,185,801,556	1,531,612,242	30,971,130	402,161,634
43.14%	55.73%	1.13%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
By:	/s/ Molly Carpenter
Name: Title:	Molly Carpenter Corporate Secretary

Date: May 19, 2017